TEC-PRO-1-SUP-1 040116

Statutory Prospectus Supplement dated April 1, 2016

The purpose of this mailing is to provide you with changes to the current Statutory Prospectus for Class A, Y and Investor Class shares of the Fund listed below:

Invesco Tax-Exempt Cash Fund

Effective June 1, 2016, the following information replaces in its entirety the information appearing under the heading “Fund Summary - Fees and Expenses of the Fund” in the prospectus:

“This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Class:	A		Y	Investor
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		None		None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)		None	[1]	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class:	A	Y	Investor
Management Fees[2]		0.20%	0.20%	0.20%
Distribution and/or Service (12b-1) Fees		0.10	None	None
Other Expenses[3]		0.41	0.41	0.41
Total Annual Fund Operating Expenses		0.71	0.61	0.61

[1]	A contingent deferred sales charge may apply in some cases. See “Shareholder Account Information-Contingent Deferred Sales Charges (CDSCs).”
[2]	“Management Fees” have been restated to reflect current fees.
[3]	“Other Expenses” have been restated to reflect current fees.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$73	$227	$395	$883
Class Y	$62	$195	$340	$762
Investor Class	$62	$195	$340	$762”

TEC-PRO-1-SUP-1 040116	1

TEC -SUP-1 070115

Effective June 1, 2016, the following information replaces in its entirety the tables appearing under the heading “Hypothetical Investment and Expense Information”:

“Class A (Without Maximum Sales Charge)	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Annual Expense Ratio[1]	0.71%	0.71%	0.71%	0.71%	0.71%	0.71%	0.71%	0.71%	0.71%	0.71%
Cumulative Return Before Expenses	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	4.29%	8.76%	13.43%	18.30%	23.37%	28.66%	34.18%	39.94%	45.94%	52.20%
End of Year Balance	$10,429.00	$10,876.40	$11,343.00	$11,829.62	$12,337.11	$12,866.37	$13,418.34	$13,993.98	$14,594.32	$15,220.42
Estimated Annual Expenses	$72.52	$75.63	$78.88	$82.26	$85.79	$89.47	$93.31	$97.31	$101.49	$105.84

Class Y	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Annual Expense Ratio[1]	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%
Cumulative Return Before Expenses	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	4.39%	8.97%	13.76%	18.75%	23.96%	29.41%	35.09%	41.02%	47.21%	53.67%
End of Year Balance	$10,439.00	$10,897.27	$11,375.66	$11,875.05	$12,396.37	$12,940.57	$13,508.66	$14,101.69	$14,720.75	$15,367.00
Estimated Annual Expenses	$62.34	$65.08	$67.93	$70.91	$74.03	$77.28	$80.67	$84.21	$87.91	$91.77

Investor Class	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Annual Expense Ratio[1]	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%
Cumulative Return Before Expenses	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	4.39%	8.97%	13.76%	18.75%	23.96%	29.41%	35.09%	41.02%	47.21%	53.67%
End of Year Balance	$10,439.00	$10,897.27	$11,375.66	$11,875.05	$12,396.37	$12,940.57	$13,508.66	$14,101.69	$14,720.75	$15,367.00
Estimated Annual Expenses	$62.34	$65.08	$67.93	$70.91	$74.03	$77.28	$80.67	$84.21	$87.91	$91.77

[1]	Your actual expenses may be higher or lower than those shown.”

TEC -SUP-1 040116	2

ATEF-SUP-3 040116

Statement of Additional Information Supplement dated April 1, 2016

The purpose of this supplement is to provide you with changes to the current Statement of Additional Information for Class A, A2, C, Y, R5 and Investor Class shares, as applicable, of the Funds listed below:

Invesco Limited Term Municipal Income Fund

Invesco Tax-Exempt Cash Fund

Effective June 1, 2016, the following information replaces in its entirety the sixth paragraph and corresponding chart appearing under the heading, “INVESTMENT ADVISORY AND OTHER SERVICES – Investment Adviser” of the Statement of Additional Information:

“Pursuant to its Advisory Agreement with the Trust, Invesco receives a monthly fee from each Fund calculated at the annual rates indicated in the second column below, based on the average daily net assets of each Fund during the year. Each Fund allocates advisory fees to a class based on the relative net assets of each class.

Fund Name	Net Assets Per Advisory Agreement	Annual Rate
Invesco Limited Term Municipal Income Fund	First $500 million Over $500 million up to and including $1 billion Over $1 billion	0.30 0.25 0.20	% % %

Invesco Tax-Exempt Cash Fund	All Assets	0.20	%”

ATEF-SUP-3 040116